May 8, 2008

DREYFUS NEW YORK AMT-FREE MUNICIPAL CASH MANAGEMENT

Supplement to Prospectus dated March 31, 2008

     The fund’s prospectus is to be used only in connection with the Combined Prospectus/Proxy Statement sent to shareholders of BNY Hamilton New York AMT-Free Municipal Money Fund in respect of the proposed reorganization of that fund.

     The following information supersedes and replaces any contrary information contained in the prospectus.

     The fund will disclose daily, on www.dreyfus.com, the fund’s complete schedule of holdings as of the end of the previous business day. The schedule of holdings will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the date of the posted holdings.